Exhibit 10.28

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N°6

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Page 1/9

AMENDMENT N°6 TO THE

A350 FAMILY PURCHASE AGREEMENT

This amendment N°6 (the “Amendment N°6) dated 18th July 2016 is made

BETWEEN:

AIRBUS S.A.S., a  société par actions simplifiée, created and existing under French law having its registered office at 1 Rond‑Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.   The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 1st February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   On 3rd March 2015, the Buyer and the Seller entered into an Amendment N°1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.   On 3rd March 2015, the Buyer and the Seller entered into an Amendment N°2 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

D.   On 08th September 2015, the Buyer and the Seller entered into an Amendment N°3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350-900 Aircraft and (ii) [*].

E.   On 14th April 2016, the Buyer and the Seller entered into an Amendment N°4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 Aircraft, and (ii) [*].

F.   On 25th May2016, the Buyer and the Seller entered into an Amendment N°5 to the Purchase Agreement in order to [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

G.  The Buyer and the Seller now wish to enter into this Amendment N°6 in order to, among other things, (i) address specifications issues for both A350-900 Aircraft and A350-1000 Aircraft, (ii) [*], (iii) [*].

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°6. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.          DEFINITION

0.1        The Parties hereby agree that the definition of A350-900 Standard Specification and A350-1000 Standard Specification in Clause 0 of the Purchase Agreement shall be deleted in their entirety and replaced as follows:

QUOTE

A350-900 Standard Specification means the A350-900 standard specification document Number V000.09000 Issue 2.0 dated 30th January 2015 a copy of which has been annexed hereto as Exhibit A including the following design weights:

MTOW:  268.0 metric tons

MLW:     205.0 metric tons

MZFW:  192.0 metric tons

A350-1000 Standard Specification means the A350-1000 standard specification document Number V000.01000 Issue 1.0 dated 30th January 2015 a copy of which has been annexed hereto as Exhibit A including the following design weights:

MTOW:  308.0 metric tons

MLW:     233.0 metric tons

MZFW:   220.0 metric tons

UNQUOTE

0.2        Following the publication of the A350-1000 Standard Specification, any reference to “Basic ADD” in the Agreement shall be read as “A350-1000 Standard Specification”.

1.          SPECIFICATION

1.1        The Parties agree that Clause 2.1.1.2 of the Purchase Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

2.1.1.2    [*].

UNQUOTE

1.2         [*]

1.3        The Parties agree that title of paragraph 2.1.2 of the Purchase Agreement shall be changed to “A350-1000 Aircraft Specification” and Clause 2.1.2.1 of the Purchase Agreement shall be deleted and replaced as follows:

QUOTE

2.1.2.1    The Aircraft will be manufactured in accordance with the A350-1000 Standard Specification, a copy of which has been annexed hereto as Exhibit A, as may have been modified

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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or varied prior to the date of this Agreement by the Specification Change Notices listed in Exhibit A-2.

The Seller agrees to inform the Buyer of any Standard Specification evolution that the Seller is offering for incorporation in the A350-1000 aircraft.

UNQUOTE

1.4        The Parties agree that Exhibit A-1 of the Purchase Agreement shall be deleted in its entirety and replaced by the text quoted in Appendix 2A hereto.

The Parties agree that Exhibit A-2 of the Purchase Agreement shall be deleted in its entirety and replaced by the text quoted in Appendix 2B hereto.

1.5        BFE Seats and In-flight Entertainment

1.5.1     [*].

1.5.2     Applicable Terms and Conditions

[*]

1.5.3     Miscellaneous

The parties hereto acknowledge that, as per the Agreement, the BFE to be installed on the Aircraft shall be manufactured exclusively by suppliers that are qualified by the Seller as ACS Suppliers for the same type of equipment. [*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.          DELIVERY SCHEDULE

2.1        [*]

2.2        The table in Clause 9.1.1 of the Purchase Agreement, as may have been amended from time to time, is hereby deleted in its entirety and replaced by the one set forth in Appendix 1 hereto. [*]

3.          PRICING TERMS [*]

4.          [*]

5.          [*]

6.          MISCELLANEOUS

[*]

7.          INCONSISTENCY AND CONFIDENTIALITY

7.1        In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°6, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

7.2       This Amendment N°6 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

7.3        This Amendment N°6 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

8.          COUNTERPARTS

This Amendment N°6 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9.          LAW AND JURISDICTION

The provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°6 as if the same were set out in full herein, mutatis mutandis.

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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IN WITNESS WHEREOF this Amendment N°6 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Grant Levy	By:	/s/ Christophe Mourey

Its:	Executive Vice President	Its:	Senior Vice President Contracts

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APPENDIX 1

Aircraft	CAC ID	Scheduled Delivery Month		Aircraft Type
[*]	[*]	[*]	2017	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2024	[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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APPENDIX 2A

A350-900 SCN List for ALC

QUOTE

[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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APPENDIX 2B

A350-1000 SCN List for ALC

QUOTE

[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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